SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  September 30, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers.
          -----------------------------------

          On September 30, 2004, Citizens Communications Company announced at its regularly scheduled Board of Directors meeting that Rudy J. Graf was elected Chairman of the Board. At this meeting, Maggie Wilderotter, who will become President and Chief Executive Officer of the company on November 1, 2004, and Jerry Elliott, Executive Vice President and Chief Financial Officer of the company, were newly elected to the Board, filling vacancies created by the September 27, 2004 resignations of Leonard and Claire Tow. In connection with her election to the Board of Directors, Ms. Wilderotter was also named to the Executive Committee of the Board of Directors.

          A copy of the announcement is attached as an exhibit.

ITEM 8.01 Other Events
          ------------

          The information set forth under Item 5.02 "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (c)   Exhibits

                99.1 Press Release of Citizens Communications Company dated September 30, 2004.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Jerry Elliott
                             --------------------------
                             Jerry Elliott
                             Executive Vice President and
                             Chief Financial Officer

Date: October 6, 2004

                                                        Exhibit 99.1


                                                 Citizens Communications
                                                 3 High Ridge Park
                                                 Stamford, CT 06905
                                                 203.614.5600
                                                 Web site: www.czn.net
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE



Contact
Brigid Smith
Assistant Vice President,
Corporate Communications
203.614.5042
bsmith@czn.com


              CITIZENS COMMUNICATIONS ANNOUNCES THE ELECTION OF NEW
               CHAIRMAN AND TWO MEMBERS TO THE BOARD OF DIRECTORS

Stamford, Conn., Sept. 30, 2004 - Citizens Communications (NYSE:CZN) announced today that at its regularly scheduled Board of Directors meeting held on Sept. 30, 2004, Rudy J. Graf was elected Chairman of the Board. At this meeting, Maggie Wilderotter, who will become President and Chief Executive Officer of the company on Nov. 1, 2004, and Jerry Elliott, Executive Vice President and Chief Financial Officer of the company, were newly elected to the Board, filling vacancies created by the Sept. 27, 2004 resignations of Leonard and Claire Tow.

Most recently, Mr. Graf was interim Chief Executive Officer of Citizens Communications. He has been a member of the Board of Directors since 2000. He was Vice Chairman of the Board from 2001 to 2002 and President and Chief
Operating Officer of the company from 1999 to 2002. Before that, he was Director, President and Chief Operating Officer of Centennial Cellular Corp.

Ms. Wilderotter is joining Citizens from Microsoft Corp., where she was most recently Senior Vice President, Worldwide Public Sector, responsible for its government and education markets globally. Before that, she was Microsoft's Senior Vice President, Worldwide Business Strategy. Prior to joining Microsoft, Ms. Wilderotter was President and Chief Executive Officer of Wink Communications. Before that, she held senior positions with AT&T Wireless, McCaw Cellular, and U.S. Computer Services, Inc./Cable Data. From 1997 to 2002, she was a Director of Electric Lightwave, Inc.

Mr. Elliott joined Citizens Communications in March 2002 as Chief Financial Officer. He was promoted to Senior Vice President and Chief Financial Officer in December 2002, and to Executive Vice President and Chief Financial Officer in July 2004. Before joining the company, he was Managing Director of Morgan Stanley's Communications Investment Banking Group from July 1998 to March 2002. Prior to that, he was a partner with the law firm of Shearman & Sterling.

More information on Citizens can be found at www.czn.net.

                                       ###